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                                                                   EXHIBIT 10.2


                             As of February 12, 2002

David C. Hayden
2510 Jackson Street

San Francisco, California 94115

Dear David:

         This letter agreement (the "Amendment") hereby supplements and amends the terms and conditions of your employment agreement with Critical Path, Inc., a California corporation (the "Company") dated August 1, 2001 (the "Agreement") and related performance loan and stock option documentation (collectively, the "Agreements"). The purpose of this Amendment is to document changes to the performance component of your employment, including the modifications to your performance loan, in order to reflect the change in the focus of your job responsibilities. Except as amended herein, the provisions contained in the Agreements remain in effect. This Amendment has an effective date of February 12, 2002. Capitalized terms, unless otherwise defined herein, shall have the meaning set forth in the Agreement.

         In consideration of the mutual covenants and promises made in this Amendment, you and the Company agree as follows:

1.       Amendments.

         (a) Performance Loan. On August 13, 2001, the Company loaned you $1,500,000 (the "Prior Performance Loan"). Interest on the Prior Performance Loan has accrued at the rate of 6.75% per annum through February 11, 2002 and such interest is due and payable on August 13, 2002 (the "Accrued Interest"). As of February 12, 2002, the Prior Performance Loan was amended and restated in its entirety and replaced with a new performance loan (the "Performance Loan") as evidenced by this Amendment and the Amended and Restated Promissory Note that is attached hereto as Exhibit A. The Performance Loan has an increased total loan principal amount of $1,950,000, plus Accrued Interest, and is a full recourse loan with a stated term that ends on August 13, 2004 except as otherwise provided in the Amended and Restated Promissory Note. Beginning on February 12, 2002, the date that the additional loan amount of $450,000 from the Company was provided to you, the Performance Loan will accrue at the rate of 6.75% per year and interest is due and payable on August 13th of each year commencing on August 13, 2002.

         As security for the timely performance of your obligations under this Amendment and the Amended and Restated Promissory Note, you hereby pledge and grant to the Company a first priority perfected security interest in all of your right, title and interest, whether now owned or hereafter acquired, in and to
(i) your stock options to purchase Company shares, (ii) the shares of the Company's common stock acquired pursuant to such option exercises and (iii) the proceeds thereof. Such common shares shall be held by the Company as secured party until full repayment of all principal and interest arising under the Performance Loan. You further acknowledge and agree that the common shares underlying such stock options are subject to the

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security interest granted under this paragraph. The Company shall have the right at any time to either (a) effectuate a cashless exercise/same day sale of such options (provided that the then-fair market value of a Company common share is greater than the per share exercise price of your options) with the sales proceeds of such shares being first applied to satisfy required tax withholding and to repay the Performance Loan or (b) cancel your stock options and apply the difference between the then-fair market value of the underlying shares and the aggregate option exercise price to satisfy required tax withholding and to repay the Performance Loan. You hereby grant the Company an irrevocable Power of Attorney, by executing the Power of Attorney form attached hereto as Exhibit B, to effectuate the foregoing.

         In the event that you fail to perform any term of the Amendment or fail to make any payment when due under the Performance Loan Note, the Company shall have all of the rights and remedies of a creditor and secured party at law and in equity, including (without limitation) the rights and remedies provided under the Uniform Commercial Code. You hereby agree that any disposition of any or all of the common shares you acquired by way of a private placement or other method which in the opinion of the Company is required or advisable under Federal and state securities laws is commercially reasonable. At any public sale, the Company may (if it is the highest bidder) purchase all or any part of the common shares at such price as the Company deems proper. Out of the proceeds of any sale, the Company may retain an amount sufficient to pay all amounts then due under the Note, together with the expenses of the sale and reasonable attorneys' fees. The Company shall pay the balance of such proceeds, if any, to you. You shall be liable for any deficiency that remains after the Company has exercised its rights under this Amendment. You also agree to execute any documents necessary for the Company to perfect its security interest.

         (b) Performance Loan Forgiveness. Provided that you are employed by the Company on the date the negotiations or communications began (as determined by the Company's Board of Directors in good faith) which lead to a Change in Control of the Company and in which the Change in Control consideration received by Company common shareholders is at least $10.00 per share (with such share price adjusted for any future stock splits, stock dividends, recapitalization, or similar events) (a "Corporate Transaction") and provided further that the Compensation Committee certifies in writing that the Corporate Transaction has been successfully achieved, the outstanding amount of principal (up to $1,950,000) of your Performance Loan shall be forgiven ("Performance Loan Forgiveness"). You must however timely and fully satisfy the withholding obligations on the Performance Loan Forgiveness by paying to the Company the required withholding amount in cash. To the extent that you do not satisfy the withholding requirements on the Performance Loan Forgiveness, then the amount of actual Performance Loan Forgiveness shall be reduced by such unsatisfied withholding amount and the amount of such reduction shall instead be treated as a cash bonus ("Withholding Bonus"). The Withholding Bonus, however, shall be immediately applied to satisfy the required withholding on the sum of the reduced Performance Loan Forgiveness amount and the Withholding Bonus. Purely for illustrating how this Performance Loan Forgiveness reduction provision operates, if there was a Corporate Transaction in which you were eligible to receive Performance Loan Forgiveness and if the required withholding amount on $1,950,000 of Performance Loan Forgiveness is $450,000 and if you did not timely satisfy this withholding amount, then the actual amount of Performance Loan Forgiveness would be reduced to $1,500,000 and the Withholding Bonus amount would be $450,000 and such Withholding Bonus would be immediately applied by the Company to satisfy the total withholding obligation. Any

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unpaid principal and interest on the Performance Loan remains a full recourse obligation for you and may be repaid by you during or at the end of the Performance Loan term. Any contrary provisions in the Agreement, including but not limited to the change of control loan forgiveness provision are superseded by this Amendment.

         (c) Cash Bonuses and Change in Control. The Cash Performance Bonus and Change in Control loan forgiveness provisions previously provided for in your Agreement are hereby replaced by the Performance Loan Forgiveness provision in
Section 1(b) of this Amendment and such former provisions shall no longer be applicable upon the execution of this Amendment.

         If the terms of this Amendment are acceptable to you, please execute the enclosed copy of this letter and return it to the undersigned.


                                          Very truly yours,

                                          CRITICAL PATH, INC.

                                                /s/ Michael Zukerman
                                          By: _________________________________


                                          Its: ________________________________


AGREED TO AND ACCEPTED BY:

       /s/ David C. Hayden
____________________________________
           David C. Hayden


____________________________________
             Date Signed

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                                    EXHIBIT A

                                  FULL RECOURSE

                      AMENDED AND RESTATED PROMISSORY NOTE

$1,950,000                                            San Francisco, California
                                                        As of February 12, 2002


         For value received, the undersigned promises to pay Critical Path, Inc., a California corporation (the "Company"), at its principal office the principal sum of $1,950,000 with interest from the date hereof at a rate of 6.75% per annum, compounded annually, on the unpaid balance of such principal sum. Such principal and interest shall be due and payable on August 13, 2004, and interest shall be due and payable annually before August 13th of each year until paid in full (and the interest due by August 13, 2002 shall include interest that has accrued (through the date immediately before the date of this Note) at the rate of 6.75% per annum on the $1,500,000 that the Company loaned to the undersigned pursuant to the promissory note, dated August 13, 2001, by and between the Company and the undersigned) (such promissory note, the "Original Note"). Such due date of August 13, 2004 shall be extended by two years if the undersigned's employment with the Company is terminated either without Cause or for Good Reason (as defined in the undersigned's employment agreement with the Company, dated August 1, 2001, as amended on February 12,
2002). Notwithstanding the foregoing, the Company may at any time in its sole and absolute discretion upon written notice to the undersigned demand that all or any portion of the amounts evidenced by this Note shall immediately become due and payable whereupon such amounts shall be due and payable in full.

         If the undersigned's employment or directorship with the Company is terminated for Cause prior to payment in full of this Note, this Note shall be immediately due and payable. Principal and interest are payable in lawful money of the United States of America. PRINCIPAL AMOUNTS DUE UNDER THIS NOTE MAY BE PREPAID WITHOUT PENALTY.

         Should suit be commenced to collect any sums due under this Note, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest, and notice of nonpayment of this Note.

         This Note is a full recourse note secured by a first priority perfected security interest in (i) the undersigned's stock options to purchase Company common shares, (ii) the shares of Company common stock acquired pursuant to such option exercises and (iii) the proceeds thereof. Such shares shall be held by the Company as secured party until full repayment of all principal and interest due under this Note, pursuant to an Amendment, of even date herewith, to the undersigned's employment agreement, which is on file with the Secretary of the Company. The undersigned agrees that the common shares underlying such stock options are subject to the foregoing security interest. This Note amends and restates in its entirety the Original Note.

                                                   /s/ David C. Hayden
                                                _______________________________
                                                       David C. Hayden


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                                    EXHIBIT B

                                POWER OF ATTORNEY

         This Power of Attorney is executed and delivered by David C. Hayden ("Grantor") to Critical Path, Inc., a California corporation (hereinafter referred to as "Attorney"), under an amendment to Grantor's employment agreement, dated February 12, 2002, and other related documents (the "Loan Documents"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocable waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The Power of Attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney' s written consent.

         Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, and at any time, to do the following: (a) exercise any portion or all of Grantor's options (including any options that may be awarded to Grantor in the future) to purchase shares of Attorney's common stock and to hold, retire, collect, sell or dispose of the shares (or the proceeds of such shares) acquired pursuant to such option exercises to satisfy any liability Grantor may owe to Attorney (even if such liability is not then currently due); (b) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantor or its property; (c) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate;
(d) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of Grantor's property; (e) communicate in its own name with any party to any contract with regard to the assignment of the right, title and interest of Grantor in and under the contracts and other matters relating thereto; (f) to file such financing statements with respect to any security agreement, with or without Grantor's signature, or to file a photocopy of any security agreement in substitution for a financing statement, as Attorney may deem appropriate and to execute in Grantor's name such financing statements and amendments thereto and continuation statements which may require Grantor's signature; and (g) execute, in connection with any sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney's option and Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to

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perfect, preserve, or realize upon Grantor's property or assets and Attorney's liens thereon, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor this _____________ day of _____________________.


                                             "GRANTOR"

                                             DAVID C. HAYDEN

                                              /s/ David Hayden
                                             __________________________________